UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2024
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39632	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
599 South Schmidt Road Bolingbrook, IL		60440
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $575.00 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2024, the Board of Directors (the “Board”) of Hyzon Motors Inc. (the “Company”) approved an amendment and restatement of the Company’s Second Amended and Restated By-Laws, effective September 24, 2024 (as amended and restated, the “Third Amended and Restated By-Laws”), to reduce the number of shares that are required to be present at a meeting of the Company’s stockholders for purposes of establishing a quorum. Prior to the amendment and restatement, the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy, was required to establish a quorum to take action with respect to a vote on a matter. Now, the Third Amended and Restated By-Laws provide that a quorum is established by the holders of one-third of the outstanding shares of capital stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy.

* * *

The foregoing does not purport to be complete and is qualified in its entirety by the full text of the Third Amended and Restated By-Laws, which is attached to this Form 8-K as Exhibit 3.1, and which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Third Amended and Restated By-Laws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: September 24, 2024	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	Chief Executive Officer